Ordinary Shares	6 Months Ended
Apr. 30, 2025
Ordinary Shares [Abstract]
ORDINARY SHARES
14.	ORDINARY SHARES

Ordinary Shares

The Company was established as an holding company under the laws of Cayman Island on January 6, 2022. The authorized number of Ordinary shares was 500,000,000 with par value of $0.0001 per share. The Company issued 15,000,000 shares to the shareholders at par value of $0.0001 per share.

On January 23, 2025, the Company closed its initial public offering (“IPO”), issuing an aggregate of 1,250,000 Ordinary Shares, par value $0.0001 per share, at a price of $4.00 per share, with net proceeds totaling $3,035,285 after deducting underwriting discounts and offering expenses.

Subscription receivable

As of April 30, 2025 and October 31, 2024, subscription receivable on the consolidated balance sheets represented the unrecovered consideration of the 15,000,000 and 15,000,000 ordinary shares issued by the Company, respectively.